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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 24, 2005

                        YOUTHSTREAM MEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                     0-27556                   13-4082185
(State or other               (Commission                (I.R.S. Employer
jurisdiction of               File Number)             Identification Number)
incorporation or
organization)

             244 Madison Avenue, PMB #358, New York, New York 10016
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (212) 883-0083

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Information.

YouthStream Media Networks, Inc. (the "Company") was unable to file its
Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2005 with the Securities and Exchange Commission (the "SEC") by the extension due date of May 23, 2005.

On May 16, 2005, the Company filed a Form 12b-25 Notice of Late Filing with the
SEC. At such time, the Company was still in the process of assembling the information required to be included in its March 31, 2005 Form 10-QSB Quarterly
Report due to its recent acquisition of a new business. In addition, the
Company's independent registered public accounting firm was still reviewing the financial information with respect to such acquisition. The Company and its independent registered public accounting firm are working to complete the review of the Company's March 31, 2005 consolidated financial statements for inclusion in the Company's Quarterly Report on Form 10-QSB.

In addition, the Company had previously filed a Current Report on Form 8-K on
March 14, 2005 to report the completion of the acquisition of a new business effective March 9, 2005. The Company and its independent registered public accounting firm are working to complete the audits of the financial statements of the acquired business for the years ended September 30, 2003 and 2004, and the reviews of the interim financial statements for the three months ended
December 31, 2003 and 2004. These financial statements are required to be filed as an amendment to the March 14, 2005 Current Report on Form 8-K on or before
May 25, 2005. The Company does not expect to file the Form 8-K amendment on a timely basis due to the delay in completing the audited financial statements of the acquired business and will file said amendment as soon as the financial statements are completed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               YOUTHSTREAM MEDIA NETWORKS, INC.
                               --------------------------------
                                         (Registrant)

Date:  May 24, 2005            By: /s/ ROBERT N. WEINGARTEN
                                   ------------------------
                                   Robert N. Weingarten
                                   Chief Financial Officer